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                              Exhibit 1a(8)(c)(i)

                  FORM OF AMENDMENT TO PARTICIPATION AGREEMENTS



                                    Schedule
                             PARTICIPATION AGREEMENT
                                  By and Among
                  GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK
                                       And
                           GE INVESTMENTS FUNDS, INC.

                           (as Amended July 26, 2000)